UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 2, 2023

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

388 Greenwich Street, New York, New York (Address of principal executive offices)		10013 (Zip Code)

(212) 559-1000

(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 formatted in Inline XBRL:  See Exhibit 99.1

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CITIGROUP INC.

Current Report on Form 8-K

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 2, 2023, Paco Ybarra, Chief Executive Officer of the Institutional Clients Group, announced that he plans to retire from Citigroup, Inc., effective in the first half of 2024 on a date to be determined.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number

99.1	Citigroup Inc. securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 as of the filing date.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: August 3, 2023
	By:	/s/ Brent J. McIntosh
Brent J. McIntosh
General Counsel and Corporate Secretary

Exhibit 99.1

Citigroup Inc. securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Ticker Symbol(s)	Title for iXBRL	Name of each exchange on which registered

Common Stock, par value $.01 per share	C	Common Stock, par value $.01 per share	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of 7.125% Fixed/Floating Rate Noncumulative Preferred Stock, Series J	C Pr J	Dep Shs, represent 1/1,000th interest in a share of 7.125% Fix/Float Rate Noncum Pref Stk, Ser J	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of 6.875% Fixed/Floating Rate Noncumulative Preferred Stock, Series K	C Pr K	Dep Shs, represent 1/1,000th interest in a share of 6.875% Fix/Float Rate Noncum Pref Stk, Ser K	New York Stock Exchange
7.625% Trust Preferred Securities of Citigroup Capital III (and registrant’s guaranty with respect thereto)	C/36Y	7.625% TRUPs of Cap III (and registrant’s guaranty)	New York Stock Exchange
7.875% Fixed Rate / Floating Rate Trust Preferred Securities (TruPS®) of Citigroup Capital XIII (and registrant’s guaranty with respect thereto)	C N	7.875% FXD / FRN TruPS of Cap XIII (and registrant’s guaranty)	New York Stock Exchange
Medium-Term Senior Notes, Series N, Callable Step-Up Coupon Notes Due March 31, 2036 of CGMHI (and registrant’s guaranty with respect thereto)	C/36A	MTN, Series N, Callable Step-Up Coupon Notes Due Mar 2036 of CGMHI (and registrant’s guaranty)	New York Stock Exchange
Medium-Term Senior Notes, Series N, Callable Step-Up Coupon Notes Due February 26, 2036 of CGMHI (and registrant's guaranty with respect thereto)	C/36	MTN, Series N, Callable Step-Up Coupon Notes Due Feb 2036 of CGMHI (and registrant's guaranty)	New York Stock Exchange
Medium-Term Senior Notes, Series N, Callable Fixed Rate Notes Due December 18, 2035 of CGMHI (and registrant's guaranty with respect thereto)	C/35	MTN, Series N, Callable Fixed Rate Notes Due Dec 2035 of CGMHI (and registrant's guaranty)	New York Stock Exchange
Medium-Term Senior Notes, Series N, Floating Rate Notes Due April 26, 2028 of CGMHI (and registrant’s guaranty with respect thereto)	C/28	MTN, Series N, Floating Rate Notes Due Apr 2028 of CGMHI (and registrant’s guaranty)	New York Stock Exchange

Medium-Term Senior Notes, Series N, Floating Rate Notes Due September 17, 2026 of CGMHI (and registrant’s guaranty with respect thereto)	C/26	MTN, Series N, Floating Rate Notes Due Sept 2026 of CGMHI (and registrant’s guaranty)	New York Stock Exchange
Medium-Term Senior Notes, Series N, Floating Rate Notes Due September 15, 2028 of CGMHI (and registrant’s guaranty with respect thereto)	C/28A	MTN, Series N, Floating Rate Notes Due Sept 2028 of CGMHI (and registrant’s guaranty)	New York Stock Exchange
Medium-Term Senior Notes, Series N, Floating Rate Notes Due October 6, 2028 of CGMHI (and registrant’s guaranty with respect thereto)	C/28B	MTN, Series N, Floating Rate Notes Due Oct 2028 of CGMHI (and registrant’s guaranty)	New York Stock Exchange
Medium-Term Senior Notes, Series N, Floating Rate Notes Due March 21, 2029 of CGMHI (and registrant’s guaranty with respect thereto)	C/29A	MTN, Series N, Floating Rate Notes Due Mar 2029 of CGMHI (and registrant’s guaranty)	New York Stock Exchange